--------------------------------------------------------------------------------

                  FIRST AMENDMENT AND MODIFICATION AGREEMENT

                                  by and among

                       DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
                                 as the Borrower

                                       AND

           LAUREL TECHNOLOGIES PARTNERSHIP T/A LAUREL TECHNOLOGIES,
            DRS MEDICAL SYSTEMS, TECHNOLOGY APPLICATIONS & SERVICE
            COMPANY, PHOTRONICS CORP., PRECISION ECHO, INC., AHEAD
       TECHNOLOGY, INC., OMI ACQUISITION CORP. (ALSO DOING BUSINESS AS
            OMI CORP.), DRS SYSTEMS MANAGEMENT CORPORATION, AHEAD
 TECHNOLOGY ACQUISITION CORPORATION, DRS/MS, INC. AND (ALSO DOING BUSINESS AS
       MEC TECHNOLOGY), DRS/MS, INC., AHEAD WISCONSIN ACQUISITION CORP.
      (ALSO DOING BUSINESS AS VIKRON TECHNOLOGY), NORTRONICS ACQUISITION
          CORPORATION (ALSO DOING BUSINESS AS NORTRONICS, INC.) AND
                           PACIFIC TECHNOLOGIES, INC.
                         collectively as the Guarantors

                                       AND

                               MELLON BANK, N.A.,
                                  as the Lender

                   Dated: As of December 6, 1996

--------------------------------------------------------------------------------

                 FIRST AMENDMENT AND MODIFICATION AGREEMENT

      THIS FIRST AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as the "First Amendment"), is made as of this 6th day of Octoday of December, 1996, by and among

      DIAGNOSTIC/RETRIEVAL SYSTEMS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as the "Borrower"),

      AND

      LAUREL TECHNOLOGIES PARTNERSHIP T/A LAUREL TECHNOLOGIES, a general partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 423 Walters Avenue, Johnstown, Pennsylvania 15904 (hereinafter referred to as "Laurel Technologies Partnership"),

      AND

      DRS MEDICAL SYSTEMS, a general partnership duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal office located at 138 Bauer Drive, Oakland, New Jersey 07436 (hereinafter referred to as "DRS Medical Systems" and hereinafter Laurel Technologies Partnership and DRS Medical Systems shall collectively be referred to as the "Partnership Guarantors"),

      AND

      TECHNOLOGY APPLICATIONS & SERVICE COMPANY, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 200 Professional Drive, Gaithersburg, Maryland 20879 (hereinafter referred to as "Technology Applications & Service Company"),

      AND

      PHOTRONICS CORP., a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 270 Motor Parkway, Hauppauge, New York 11788 (hereinafter referred to as "Photronics Corp."),

      AND

      PRECISION ECHO, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 3105

Patrick Henry Drive, Santa Clara, California 95054 (hereinafter referred to as "Precision Echo, Inc."),

      AND

      AHEAD TECHNOLOGY, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 6410 Via Del Oro, San Jose, California 95054 (hereinafter referred to as "Ahead Technology, Inc."),

      AND

      OMI ACQUISITION CORP. (ALSO DOING BUSINESS AS OMI CORP.), a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 270 Motor Parkway, Hauppauge, New York 11788 (hereinafter referred to as "OMI Acquisition Corp."),

      AND

      DRS SYSTEMS MANAGEMENT CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 138 Bauer Drive, Oakland, New Jersey 07436 (hereinafter referred to as "DRS Systems Management Corp."),

      AND

      AHEAD TECHNOLOGY ACQUISITION CORPORATION (ALSO DOING BUSINESS AS MEC), a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 3105 Patrick Henry Drive, Santa Clara, California 95054 (hereinafter referred to as "Ahead Technology Acquisition Corp."),

      AND

      DRS/MS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 138 Bauer Drive, Oakland, New Jersey 07436 (hereinafter referred to as "DRS/MS, Inc." and hereinafter Technology Applications & Service Company, Photronics Corp., Precision Echo, Inc., Ahead Technology, Inc., OMI Acquisition Corp., DRS Systems Management Corp., Ahead Technology Acquisition Corp. and DRS/MS shall collectively be referred to as the "Corporate Guarantors" and hereinafter the Partnership Guarantors and the Corporate Guarantors shall collectively be referred to as the "Original Guarantors"),

      AND

      AHEAD WISCONSIN ACQUISITION CORPORATION (ALSO DOING BUSINESS AS DRS VIKRON TECHNOLOGY), a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 3105 Patrick Henry Drive, Santa Clara, California 95054 (hereinafter referred to as "Ahead Wisconsin Acquisition Corporation"),

      AND

      NORTRONICS ACQUISITION CORPORATION (ALSO DOING BUSINESS AS NORTRONICS, INC.) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 145 South Third Street, Dassel, Minnesota 55325 (hereinafter referred to as "Nortronics Acquisition Corporation"),

      AND

      PACIFIC TECHNOLOGIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "Pacific Technologies, Inc.", and hereinafter Ahead Wisconsin Acquisition Corporation, Nortronics Acquisition Corporation, Pacific Technologies, Inc. and the Original Guarantors shall collectively be referred to as the "Guarantors"),

      AND

      MELLON BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101 (hereinafter referred to as "Lender").

                              W I T N E S S E T H :

      WHEREAS, on May 31, 1996, pursuant to a certain Revolving Line of Credit Loan Agreement dated May 31,1996 (hereinafter referred to as the "Loan Agreement"), executed by and between the Borrower, as the borrower, and the Lender, as the lender, the Lender agreed to make to the Borrower an unsecured recourse revolving line of credit loan in the aggregate principal amount of up to Fifteen Million and 00/100 ($15,000,000.00) Dollars for the purposes of (i) refinancing existing indebtedness of the Borrower and its "Subsidiaries" and "Affiliates" (as such terms are defined in the Loan Agreement) and (ii) financing a portion of the Borrower's working capital and standby letters of credit requirements (hereinafter referred to as the "Revolving Credit Facility"), subject to the terms and conditions of the Loan Agreement; and

      WHEREAS, on May 31,1996, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Revolving Line of Credit Note dated May 31, 1996 (hereinafter referred to as the "Note"), in the original aggregate principal amount of Seven Million Five Hundred Thousand and 00/100 ($7,500,000.00) Dollars, which Note evidenced the "Revolving Credit Loan Sublimit" (as such term is defined in the Loan Agreement); and

      WHEREAS, on May 31, 1996 pursuant to a certain Agreement of Guaranty dated May 31, 1996 (hereinafter referred to as the "Agreement of Guaranty"), executed by and between the Original Guarantors, on a joint and several basis, the Original Guarantors unconditionally agreed to guaranty the "Liabilities of the Borrower" (as such term is defined in the Agreement of Guaranty); and

      WHEREAS, pursuant to a certain First Allonge to Revolving Line of Credit Note dated as of even date herewith (hereinafter referred to as the "First Allonge"), executed by and between the Borrower, as the maker, and the Lender, as the payee, the parties agreed to amend and modify the Note for the purpose of increasing the principal amount of the Note from the existing principal amount of "$7,500,000.00" to a new increased principal amount of "$10,000,000.00"; and

      WHEREAS, the Loan Agreement, the Note, the Agreement of Guaranty, the First Allonge, this First Amendment and any and all other documents, agreements, instruments or certificates executed in connection with the Loan shall hereinafter collectively be referred to as the "Loan Documents"; and

      WHEREAS, Ahead Wisconsin Acquisition Corporation was formed on May 9, 1996; and

      WHEREAS, Pacific Technologies, Inc. was formed on August 8, 1996; and

      WHEREAS, Nortronics Acquisition Corporation was formed on September 5, 1996; and

      WHEREAS, all words, terms, definitions and provisions not otherwise defined herein shall have their respective meanings and be construed as provided for in the Loan Agreement. All words, terms definitions and provisions of the Loan Agreement are incorporated herein by reference, as if set forth in their entirety; and

      WHEREAS, the Borrower, the Guarantors and the Lender now desire to amend and modify the Loan Agreement, the Agreement of Guaranty and the other Loan Documents for the purposes of (i) in Article I, Section 1.01 of the Loan Agreement, amending and modifying the definition of "Corporate Guarantors" to provide for Ahead Wisconsin Acquisition Corporation, Nortronics Acquisition Corporation and Pacific Technologies, Inc. to be added as guarantors; (ii) in
Article I, Section 1.01 of the Loan Agreement, amending and modifying the definition of "Maximum Amount of Revolving Credit Loans" by deleting the existing principal amount of "$7,500,000.00" and inserting a new increased principal amount of "$10,000,00.00" in its place and stead; (iii) in Article I,
Section 1.01 of the Loan Agreement, amending and modifying the amount of the Revolving Credit Loan Sublimit from the existing principal amount of "$7,500,000.00" to a new increased principal amount of "$10,000,000.00"; (iv) in
Article I, Section 1.01 of the Loan Agreement, providing for a new definition of "Consolidated Cash Flow Leverage Ratio" (as such term is defined herein); (v) in
Article I, Section 1.01 of Loan Agreement, providing for a new definition of "Consolidated EBITDA" (as such term is defined herein); (vi) in Article I,
Section 1.01 of the Loan Agreement, providing for a new definition of "Consolidated Senior Bank Debt" (as such term is defined herein); (vii) in
Article II, Section 2.01(vi)(a), deleting the reference to the existing principal amount of "$7,500,000.00" and inserting a new increased principal amount of "$10,000,000.00" in its place and stead; (viii) in Article IV, Section
4.01 (iii), of the Loan Agreement, amending and modifying the number of Subsidiaries of the Borrower from the existing number of "eight (8)" to a new increased number of "eleven (11)";(ix) in Article VI, Section 6.12 of the Loan Agreement, providing for a form of additional Agreement of Guaranty which is to be signed by all new guarantors, which form shall be as set forth in the Exhibit "A" attached to this First Amendment, and which form shall be a new Exhibit "H" to be attached to the Loan Agreement, (x) in Article VII, Section 7.01(vi) of the Loan Agreement, adding the words "created or" immediately before the words "acquired by" in the second line of said paragraph; (xi) in Article VIII of the Loan Agreement, providing for a new Section 8.04 which provides for a Consolidated Cash Flow Leverage Ratio; (ixii) in Exhibit "F" of the Loan Agreement deleting the existing Exhibit "F-1" and providing for a new Exhibit "F-1" in the form attached hereto, and (x; (xiii) in the Agreement of Guaranty, providing for a new Paragraph 28 which provides for the addition from time to time of future guarantors without affecting the liabilities of the existing Guarantors; and (xiv) in the Loan Documents, providing that any and all references to the "Corporate Guarantors" and/or the "Guarantors" shall be deemed to include a reference to Ahead Wisconsin Acquisition Corporation, Nortronics Acquisition Corporation and Pacific Technologies, Inc. as new guarantors.

      NOW, THEREFORE, intending to be legally bound hereby, the Borrower, the Guarantors and the Lender hereby promise, covenant and agree as follows:

      1. Principal Balance of the Revolving Credit Facility. There was, as of October 31, 1996, presently due and owing on the Revolving Credit Facility, the principal sum of $7,646,662.14 without offset, defense or counterclaim, all of which are hereby expressly waived by the Borrower and the Guarantors as of the date hereof. The foregoing principal balance is allocated as follows: (i) $6,133,762.14 for Revolving Credit Loans; and (ii) $1,512,900.00 for Letter of Credit Obligations.

      2. Loan Agreement. The Loan Agreement is hereby amended and modified as follows:

            (i) Article I, Section 1.01 is hereby amended and modified as follows:

                  (a) The definition of "Corporate Guarantors" shall be amended and modified by deleting the existing clause (ix) and inserting the following new clauses (ix) and (x, (x), (xi) and (xii) in its place and stead:

                        "(ix) Ahead Wisconsin Acquisition Corporation (also doing business as DRS Vikron Technology), a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 3105 Patrick Henry Drive, Santa Clara, California 95054; (x) Nortronics Acquisition Corporation (also doing business as Nortronics, Inc.) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 145 South Third Street, Dassel, Minnesota 55325; (xi) Pacific Technologies, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 2535 Camino Del Rio, Suite 300, San Diego, California 92108; and (xii) any new or additional Subsidiaries of the Borrower which are purchased, acquired or created during the term of the Revolving Credit Facility."

                  (b) The definition of "Maximum Amount of Revolving Credit Loans" shall be amended and modified by deleting the existing principal amount of "$7,500,000.00" and inserting a new increased principal amount of "$10,000,000.00" in its place and stead.

                  (c) The definition of "Revolving Credit Loan Sublimit" shall be amended and modified by deleting the existing principal amount of "$7,500,000.00" and inserting a new increased principal amount of "$10,000,000.00."

                  (d)   The following new definitions shall be inserted:

                        "Consolidated Cash Flow Leverage Ratio" shall mean as at any date of determination, the ratio of (i) the sum of (a) Consolidated Senior Bank Debt plus (b) Consolidated Subordinated Debt plus (c) issued and outstanding letters of credit -to- (ii) Consolidated EBITDA."

                        "Consolidated EBITDA" shall mean, with respect to the Borrower, its Subsidiaries and/or its Affiliates as at any date of determination for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination taken together as one accounting period, the amount equal to the sum of
                        (i) the Consoldiidated Net Income for such test period plus (ii) all interest expense on all Consolidated Debt for such test period plus (iii) all charges against income of the Borrower, its Subsidiaries and/or its Affiliates for federal, state and local taxes for such test period plus (iv) all depreciation expense for such test period plus (v) all amortization expense for such test period plus (vi) all other non-cash charges for such test period, after eliminating therefrom any (a) extraordinary items, (b) gains and losses from the sale of assets in connection with any sale/leaseback transaction or arrangement and (c) results of discontinued operations, all as determined in accordance with Generally Accepted Accounting Principles."

                        "Consolidated Senior Bank Debt" shall mean as at any date of determination, all Consolidated Debt which is due and owing to the Lender, any other financial institutions or any other Person, excluding, however,
                        (i) Consolidated Subordinated Debt", (ii) trade and account payables, (iii) all current obligations in respect of any unfunded vested benefit under any Plan covered by Title IV of ERISA and (iv) all guaranties, endorsements and other contingent obligations to purchase, to provide funds for payments, to supply funds to invest in the Borrower, its Subsidiaries and/or its Affiliates or otherwise to assure a creditor against loss (including endorsements of negotiable instruments for deposit or collection in the ordinary course of business).

                        "First Allonge" shall mean that certain First Allonge to Revolving Line of Credit Loan Note, dated as of December 6, 1996, executed by and between the Borrower and the Lender for the purpose of amending and modifying the Revolving Credit Note to increase the aggregate principal amount thereof from $7,500,000.00 to $10,000,000.00"

                        "First Amendment" shall mean that certain First Modification and Amendment Agreement, dated as of December 6, 1996, executed by and among the Borrower, the Lender, the Partnership Guarantors and the Corporate Guarantors for the purpose of amending and modifying this Loan Agreement."

            (ii) Article II, Section 2.01(vi)(a) is hereby amended and modified by deleting any and all references to the existing principal amount of "$7,500,000.00" and inserting the new increased principal amount of "$10,000,000,.00" in its place and stead.

            (iii) Article IV, Section 4.01, Subsection (iii) is hereby amended and modified by deleting any and all references to the existing number of Subsidiaries of the Borrower as being "eight (8)" and inserting a new increased number of "eleven (11)" in its place and stead.

            (iv) Article VI, Section 6.12 is hereby amended and modified by adding the following additional language at the end of the paragraph: ", which execution shall be accomplished by the signing of the form of Agreement of Guaranty which is attached to the First Amendment as Exhibit "A".

            (v) Article VII, Section 7.01(vi) of the Loan Agreement is hereby amended and modified by adding the words "created or" immediately before the words "acquired by" in the second line of said paragraph.

            (vi) Article VIII is hereby amended and modified by inserting the following new Section 8.04:

                        "Section 8.04 Maximum Consolidated Cash Flow Leverage Ratio. The Borrower shall have on the last day of each Fiscal Quarter and each Fiscal Year (which covenant shall be tested at the end of the periods covered by the quarterly and annual consolidated and consolidating financial statements which are to be provided to the Lender pursuant to Section 5.02 of the Loan Agreement) a Consolidated Cash Flow Leverage Ratio equal to or less than 3.5 to 1.0."

            (vii) Exhibit "F" is hereby amended and modified by deleting the existing Exhibit "F-1" and inserting the new Exhibit "F-1" attached hereto and made a part hereof, in its place and stead.

      3. Agreement of Guaranty. The Agreement of Guaranty is hereby amended and modified as follows:

            (i)   The following new Paragraph 28 shall be inserted:

                        "28. The Guarantors hereby acknowledge and agree that in accordance with and as provided for in Article VI,
                        Section 6.12 of the Loan Agreement additional guarantors will agree to guaranty, on a joint and several basis, with the Guarantors, all of the Liabilities of the Borrower. The Guarantors hereby confirm and reaffirm that the addition hereinafter from time to time of any new guarantor(s) shall not affect the enforceability and validity of this Agreement of Guaranty, as amended and modified against the Guarantors. This Agreement of Guaranty, as amended and modified, shall remain in full force and effect and binding against the Guarantors as a continuing guaranty of the Liabilities of the Borrower subject to the termination provisions therein, without any additional act(s) or documentation by the Guarantors at the time of the addition of said new guarantor(s)."

            (ii) Any and all references to the "Corporate Guarantors" and/or the "Guarantors" shall be deemed to include a reference to Ahead Wisconsin Acquisition Corporation, as a new guarantoration Nortronics Acquisition Corporation and Pacific Technologies, Inc. as new guarantors.

      4. Loan Documents. The Loan Documents are hereby amended and modified as follows:

                  Any and all references to the "Corporate Guarantors" and/or the "Guarantors" shall be deemed to include a reference to Ahead Wisconsin Acquisition Corporation as a new guarantor, Nortronics Acquisition Corporation and Pacific Technologies, Inc. as new guarantors.

      5. Further Agreements and Representations. The Borrower and the Guarantors do hereby:

            (i) ratify, confirm and acknowledge that, as amended and modified, the Loan Agreement, the Note, the Agreement of Guaranty and all other Loan Documents continue to be valid, binding and in full force and effect;

            (ii) covenant and agree to perform all of their respective obligations contained herein and under the Loan Agreement, the Note, the Agreement of Guaranty and all other Loan Documents, as amended and modified;

            (iii) acknowledge and agree that as of the date hereof, the Borrower and the Guarantors have no defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Lender or the enforcement of any of the terms of the Loan Agreement, Note, the Agreement of Guaranty and/or the other Loan Documents, all as amended and modified;

            (iv) acknowledge and agree that, except as previously disclosed by the Borrower and/or the Guarantors to the Lender, all representations and warranties of the Borrower and/or the Guarantors contained in the Loan Agreement, the Note, the Agreement of Guaranty and/or the other Loan Documents, are true, accurate and correct in all material respects as of the date hereof as if made on and as of the date hereof;

            (v) represent and warrant that, after giving effect to the transactions contemplated by this First Amendment, no "Event of Default" (as such term is defined in the Loan Agreement), exists or will exist upon the delivery of notice, passage of time, or both, and all information described in the recitals is true and accurate;

            (vi) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Note, and the Revolving Credit Facility, or any waiver of the other Loan Documents, and do not constitute a release, termination or waiver of any of the rights and/or remedies granted to the Lender under the Loan Documents, all of which rights and/or remedies are hereby ratified and confirmed; and

            (vii) acknowledge and agree that the failure by the Borrower and/or the Guarantors to comply with or perform any of their respective covenants, agreements or obligations contained herein shall constitute an Event of Default under the Loan Agreement and each of the Loan Documents, as amended and modified.

      6. Additional Documents; Further Assurances. The Borrower and the Guarantors further covenant and agree to execute and deliver to the Lender or to use their respective reasonable efforts to cause to be executed and delivered to the Lender at the sole cost and expense of the Borrower and/or the Guarantors, from time to time, any and all other documents, agreements, statements, certificates and information as the Lender shall reasonably request to evidence or effect the terms of this First Amendment.

      7. Fees, Costs, Expenses and Expenditures. The Borrower shall pay all of the Lender's reasonable expenses in connection with the review, preparation, negotiation, documentation and closing of this First Amendment and the consummation of the transactions contemplated hereunder, including, without limitation, fees, expenses and disbursements of legal counsel retained by the Lender and all fees related to filings, recordings of documents and searches, whether or not the transactions contemplated hereunder are consummated.

      8. No Waiver. Nothing contained herein constitutes an agreement or obligation by the Lender to grant any further amendments to any of the Loan Documents and nothing contained herein constitutes a waiver or release by the Lender of any rights or remedies available to the Lender under the Loan Documents, at law or in equity, provided that the foregoing is not intended to revoke the Lender's previous consent to the requested actions by the Borrower and/or the Guarantors where such consent was delivered by the Lender in writing.

      9. Additional Guarantor. Ahead Wisconsin Acquisition Corporation, Nortronics Acquisition Corporation and Pacific Technologies, Inc. hereby agrees to guaranty, on a joint and several basis with the Original Guarantors, the "Liabilities of the Borrower" (as such term is defined in the Agreement of Guaranty) pursuant to the terms and conditions of the Agreement of Guaranty, as amended and modified. The Original Guarantors hereby expressly confirm and reaffirm that the addition of Ahead Wisconsin Acquisition Corporation, Nortronics Acquisition Corporation and Pacific Technologies, Inc. does not affect the enforceability and validity of the Agreement of Guaranty, as amended and modified with respect to the Original Guarantors, and the Agreement of Guaranty, as amended and modified remains in full force and effect and binding against the Original Guarantors as a continuing guaranty of the "Liabilities of the Borrower" (as such term is defined in the Agreement of Guaranty).

      10. Inconsistencies. To the extent of any inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Loan Agreement or the Loan Documents, the terms and conditions of this First Amendment shall prevail. All terms and conditions of the Loan Agreement and the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by the Borrower and/or the Guarantors.

      11. Construction. Any capitalized terms used in this First Amendment not otherwise defined shall have the meaning as set forth in the Loan Agreement. All references to the Loan Agreement therein or in any of the other Loan Documents shall be deemed to be a reference to the Loan Agreement, as amended and modified hereby.

      12. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

      13. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, the Borrower, the Guarantors and the Lender have caused this First Amendment to be executed and delivered by their duly authorized corporate officers, all as of the day and year first written above.

[SEAL]                            DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
ATTEST:                           a Delaware corporation, as the Borrower

/s/ NANCY R. PITEK                By: /s/ MARK S. NEWMAN
-------------------                   -------------------------
Nancy R. Pitek                             Mark S. Newman
Secretary                                  President & CEO

WITNESS:                          LAUREL TECHNOLOGIES PARTNERSHIP
                                  T/A LAUREL TECHNOLOGIES,
                                  a Delaware general partnership, as a Guarantor

[SEAL]                            BY:   DRS SYSTEMS MANAGEMENT CORPORATION,
ATTEST:                                 as the General Partner

/s/ NANCY R. PITEK                      By: /s/ MARK S. NEWMAN
-------------------                         -------------------------
Nancy R. Pitek                                  Mark S. Newman
Secretary                                       President

WITNESS:                               DRS MEDICAL SYSTEMS, a New Jersey
                                       general partnership, as a Guarantor

[SEAL]                            BY: DRS/MS, INC., as the General Partner
ATTEST:

/s/ NANCY R. PITEK                      By: /s/ MARK S. NEWMAN
-------------------                         -------------------------
Nancy R. Pitek                                   Mark S. Newman
Secretary                                        President

[SEAL]                            TECHNOLOGY APPLICATIONS &
ATTEST:                           SERVICE COMPANY, a Delaware corporation,
                                  as a Guarantor

/s/ TERRENCE L. DEROSA            By: /s/ PAUL G. CASNER, JR.
----------------------                -------------------------
Terrence L. DeRosa                         Paul G. Casner, Jr.
Secretary                                  President

[SEAL]                            PHOTRONICS CORP., a New York corporation,
ATTEST:                           as a Guarantor

/s/ DIANE MARONEY                 By: /s/ RICHARD ROSS
-------------------                   -------------------------
Diane Maroney                               Richard Ross
Secretary                                   President

[SEAL]                              PRECISION ECHO, INC., a Delaware
ATTEST:                             corporation, as a Guarantor

/s/ STEVE CONLISK                   By: /s/ STUART F. PLATT
-------------------                     -------------------------
Steve Conlisk                               Stuart F. Platt
Secretary                                   President

[SEAL]                              AHEAD TECHNOLOGY, INC.
ATTEST:                             a Delaware corporation, as a Guarantor

/s/ STEVE CONLISK                   By: /s/ ARTHUR HONEGGER
-------------------                     -------------------------
Steve Conlisk                               Arthur Honegger
Secretary                                   President

[SEAL]                              OMI ACQUISITION CORP. (ALSO DOING
ATTEST:                             BUSINESS AS OMI CORP.), a  Delaware
                                    corporation, as a Guarantor

/s/ ROBERT RUSSO                    By: /s/ RICHARD ROSS
-------------------                     -------------------------
Robert Russo                                Richard Ross
Secretary                                   President

[SEAL]                              DRS SYSTEMS MANAGEMENT
ATTEST:                             CORPORATION, a Delaware corporation,
                                    as a Guarantor

/s/ NANCY R. PITEK                  By: /s/ MARK S. NEWMAN
-------------------                     -------------------------
Nancy R. Pitek                              Mark S. Newman
Secretary                                   President

[SEAL]                              AHEAD TECHNOLOGY ACQUISITION
ATTEST:                             CORPORATION (ALSO DOING BUSINESS AS
                                    MEC TECHNOLOGY), a Delaware corporation, as a Guarantor

/s/ STEVE CONLISK                   By: /s/ STUART F. PLATT
-------------------                     -------------------------
Steve Conlisk                               Stuart F. Platt
Secretary                                   President

[SEAL]                              DRS/MS, INC., a Delaware corporation,
ATTEST:                             as a Guarantor

/s/ NANCY R. PITEK                  By: /s/ MARK S. NEWMAN
-------------------                     -------------------------
Nancy R. Pitek                              Mark S. Newman
Secretary                                   President

[SEAL]                              AHEAD WISCONSIN ACQUISITION
ATTEST:                             CORPORATION (ALSO DOING BUSINESS AS
                                    VIKRON TECHNOLOGY),
                                    a Delaware corporation, as a Guarantor

/s/ STEVE CONLISK                   By: /s/ DONALD A. PULS
-------------------                     -------------------------
Steve Conlisk                               Donald A. Puls
Secretary                                   President

[SEAL]                              NORTRONICS ACQUISITION CORPORATION
ATTEST:                             (ALSO D/B/A/ NORTRONICS, INC.),
                                    a Delaware corporation, as a Guarantor

/s/ STEVE CONLISK                   By: /s/ STUART F. PLATT
-------------------                     -------------------------
Steve Conlisk                               Stuart F. Platt
Secretary                                   President

[SEAL]                              PACIFIC TECHNOLOGIES, INC.,
ATTEST:                             a Delaware corporation, as a Guarantor

/s/ TERRENCE L. DEROSA              By: /s/ PAUL G. CASNER, JR.
----------------------                  -------------------------
Terrence L. DeRosa                          Paul G. Casner, Jr.
Secretary                                   President

                                    MELLON BANK, N.A.,
                                    as the Lender

                                    By: /s/ G. RICHARD BERTOLET
                                        -------------------------
                                            G. Richard Bertolet
                                            Senior Vice President

                                   EXHIBIT "A"

        ATTACHED TO AND MADE A PART OF THAT CERTAIN FIRST AMENDMENT
            AND MODIFICATION AGREEMENT EXECUTED BY AND BETWEEN,
          AMONGST OTHERS, DIAGNOSTIC/RETRIEVAL SYSTEMS, INC., AS
            THE BORROWER, AND MELLON BANK, N.A., AS THE LENDER
                          DATED AS OF DECEMBER 6, 1996

                              AGREEMENT OF GUARANTY

            THIS AGREEMENT OF GUARANTY (including all amendments, modifications and supplements is hereinafter referred to as the "Agreement of Guaranty"), made this ______ day of __________, 19____ by

            ___________________________________________________________________
_________, a [GENERAL PARTNERSHIP] [LIMITED PARTNERSHIP] [OTHER] duly organized, validly existing and in good standing under the laws of the State of __________ _____________________, having its principal office located at _________________
__________________________________ (hereinafter referred to as the "Guarantor")

            IN FAVOR OF

            MELLON BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101 (hereinafter referred to as the "Lender").

                              W I T N E S S E T H:

            WHEREAS, pursuant to a certain Revolving Line of Credit Loan Agreement dated May 31, 1996, executed by and between Diagnostic/Retrieval Systems, Inc., a Delaware corporation (hereinafter referred to as the "Borrower"), as the borrower, and the Lender, as the lender (hereinafter said Revolving Line of Credit Loan Agreement, as it may be amended, modified, extended, renewed and/or supplemented shall be referred to as the "Original Loan Agreement"), the Lender agreed to make to the Borrower an unsecured recourse revolving line of credit loan in the aggregate principal amount of up to Fifteen Million and 00/100 ($15,000,000.00) Dollars for the purpose of financing a portion of the Borrower's working capital and standby letters of credit requirements (hereinafter referred to as the "Loan"), which "Revolving Credit Sublimit" (as such term is defined in the Original Loan Agreement) is evidenced by a certain Revolving Line of Credit Loan Note dated May 31, 1996, in the aggregate principal amount of the Loan (hereinafter said Revolving Line of Credit Note, as it may be amended, modified, extended, renewed and/or supplemented shall be referred to as the "Original Note"); and

            WHEREAS, pursuant to a certain First Amendment and Modification Agreement dated as of December 6, 1996, executed by and between, amongst others, the Borrower, as the borrower, and the Lender, as the lender, agreed to amend and modify the Original Loan Agreement and the other Loan Documents for the purposes of, amongst other things, increasing the Revolving Credit Sublimit from the existing principal amount of "$7,500,000.00" to a new increased principal amount of "$10,000,000.00" (hereinafter referred to as the "First Amendment" and hereinafter the First Amendment and the Original Loan Agreement shall collectively be referred to as the "Loan Agreement"); and

            WHEREAS, pursuant to a certain First Allonge to Revolving Credit Note dated as of December 6, 1996, executed by and between the Borrower, as the maker, and the Lender, as the payee, the parties agreed to amend and modify the Original Note for the purpose of increasing the principal amount of the Note from the existing principal amount of "$7,500,000.00" to a new increased principal amount of "$10,000,000.00" (hereinafter referred to as the "First Allonge" and hereinafter the First Allonge and the Original Note shall collectively be referred to as the "Note"); and

            WHEREAS, the Guarantor is [A SUBSIDIARY] [AN AFFILIATE] of the Borrower and therefore the Guarantor has a common ownership interest with the Borrower; and

            WHEREAS, all words and terms not defined herein shall have the respective meanings and be construed herein as provided for in the Note and the Loan Agreement; and

            WHEREAS, as an inducement to the Lender to make the Loan to the Borrower, the Lender has required that the Guarantor, which Guarantor is affiliated with the Borrower and thus will directly or indirectly benefit from the Loan, personally and unconditionally enter into and execute this Agreement of Guaranty, hereby guarantying the full, prompt and unconditional payment when due of any "Liabilities of the Borrower" (as said term is defined in Paragraph 1 hereof) due and owing to the Lender in connection with the Loan, and the full and complete performance of all other obligations of the Borrower with respect to the Loan.

            NOW, THEREFORE, IN CONSIDERATION OF THE LOAN MADE TO THE BORROWER AND WITH KNOWLEDGE THAT THE LENDER WOULD NOT MAKE THE LOAN BUT FOR THE PROMISES OF THE GUARANTOR HEREUNDER, THE GUARANTOR HEREBY ABSOLUTELY AND UNCONDITIONALLY, REPRESENTS, WARRANTS AND COVENANTS AS FOLLOWS:

            1. The Guarantor hereby irrevocably guaranties, on a joint and several basis with all other existing and all future guarantors that now or hereafter have or may enter into guaranties of the Loan with the Lender, the full, prompt and unconditional payment when due, of each and every Liability of the Borrower owing to the Lender, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt, and unconditional performance of each and every term and condition of any transaction to be kept and performed by the Borrower under the Note and under the Loan Agreement. This Agreement of Guaranty is a primary obligation of the Guarantor and shall be a continuing inexhaustible Agreement of Guaranty. In the event any of the Liabilities of the Borrower shall not be paid according to their terms, then, upon the written request of the Lender, the Guarantor shall immediately pay the same, this Agreement of Guaranty being a guaranty of full payment and not collectibility.

            The term "Liability of the Borrower" or "Liabilities of the Borrower" shall include all liabilities of the Borrower owed to the Lender in connection with the Loan, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, due or to become due, to, and all liabilities of any successor of the Borrower owed to the Lender in connection with the Loan, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, due or to become due, to, or held by, the Lender.

            2. The Guarantor represents and warrants that the representations and warranties set forth in Article IV of the Loan Agreement, with respect to the Guarantor are true, correct and complete, and the Guarantor hereby expressly confirms and affirms each representation and warranty concerning itself, as set forth in Article IV, Section 4.01 and 4.02 of the Loan Agreement, as if restated in full herein.

* CHOOSE THE CORRECT P. #3 BELOW AND DELETE THE OTHER CHOICE

            [3. (i) The Guarantor represents and warrants that (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, (b) is duly qualified to conduct business as a foreign corporation and in good standing under the laws of each jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified and (c) it has all requisite power and authority to own, operate and encumber its properties and assets and conduct its business as presently conducted or proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement of Guaranty.

            (ii)(a) The Guarantor has the requisite corporate authority (1) to execute, deliver and perform this Agreement of Guaranty and (2) to file any documents required to be filed by it, if any, under this Agreement of Guaranty with the appropriate Governmental Authority.

            (b) The execution, delivery and performance under (or filing as the case may be) of this Agreement of Guaranty and any other Loan Document to which it is a party and the consummation of the transactions contemplated herein, have been duly authorized by the Board of Directors of the Guarantor and no further corporate proceedings on the part of the Corporate Guarantor are necessary to consummate such transactions.

            (c) This Agreement of Guaranty has been duly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.]

            [3. (i) The Guarantor represents and warrants that (a) it is a [general] [limited] partnership duly organized, validly existing and in good standing under the laws of the State of its formation, (b) is duly qualified to do business and in good standing under the laws of each jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified and (c) it has all requisite power and authority to own, operate and encumber its properties and assets and to conduct its business as presently conducted or proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement of Guaranty.

            (ii)(a) The Guarantor has the requisite partnership authority (1) to execute, deliver and perform this Agreement of Guaranty and (2) to file any documents required to be filed by it, if any, under this Agreement of Guaranty with the appropriate Governmental Authority.

            (b) The execution, delivery and performance under (or filing as the case may be) of this Agreement of Guaranty and any other Loan Document to which it is a party and the consummation of the transactions contemplated herein, have been duly authorized in accordance with the partnership agreement of the Guarantor and no further proceedings on the part of the Guarantor are necessary to consummate such transactions.

            (c) This Agreement of Guaranty has been duly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.]

            4. The Guarantor represents and warrants that (i) the assumption by it of its obligations hereunder will result in material benefits to it and (ii) this Agreement of Guaranty when executed and delivered by it will constitute a legal, valid and binding obligation on its part, enforceable against it in accordance with its terms, subject, as to enforcement of remedies only, to any applicable bankruptcy, insolvency, reorganization, moratorium, similar laws of general application at the time in effect and general principles of equity.

            5. The Guarantor waives notice of acceptance of this Agreement of Guaranty and notice of any Liability of the Borrower to which it may apply, and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor and all other notices to which Guarantor might otherwise be entitled, or which might be required by law and required to be given by the Lender.

            6. The Guarantor's liability hereunder shall be in no way affected, diminished or released by (i) any amendment, change or modification of the provisions of the Note, the Loan Agreement or any other Loan Document made to or with the Lender by the Borrower, (ii) any extensions of time for performance required thereby, (iii) the release of the Borrower from performance or observation of any of the agreements, covenants, terms or conditions contained in any of said instruments by the Lender or by operation of law, whether made with or without notice to the Guarantor, (iv) acceptance by the Lender of additional security or any increase, substitution or changes therein or (v) the release by the Lender of any security or any withdrawal thereof or decrease therein.

            7. Without incurring responsibility to the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder, the Lender may at any time and from time to time without the consent of, or notice to the Guarantor, upon any terms or conditions and in whole or in part:

                  (i) change the manner, place or terms of payment and/or change or extend the time for payment or renew or alter, any Liability of the Borrower or any security therefor, and the guaranty herein made shall apply to the Liabilities of the Borrower as so changed, extended, renewed or altered;

                  (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged, mortgaged or in which a security interest is given to secure, or howsoever securing, the Liabilities of the Borrower;

                  (iii) exercise or refrain from exercising any rights against the Borrower or others (including the Guarantor) or against the security, or otherwise act or refrain from acting;

                  (iv) settle or compromise any Liability of the Borrower, dispose of any security therefor, with or without consideration, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any Liability of the Borrower (whether due or not) to creditors of the Borrower other than the Lender and the Guarantor; and

                  (v) apply any sums by whomsoever paid or howsoever realized to any Liability of the Borrower.

            8. No invalidity, irregularity or unenforceability of all or any part of any Liability of the Borrower or the impairment or loss of any security therefor, that is not caused by any actions or inactions of the Lender, shall affect, impair or be a defense to this Agreement of Guaranty. The lack of enforceability of this Agreement of Guaranty against the Guarantor shall not relieve the Guarantor of its obligations hereunder.

            9. Upon the occurrence of an "Event of Default" as such term is defined in the Loan Agreement, the Lender shall be immediately entitled (i) to enforce the obligation of the Guarantor hereunder and (ii) to set-off any money owed by the Lender in any capacity to the Guarantor or any property of the Guarantor in the possession of the Lender against any of the monetary obligations of the Guarantor to the Lender under this Agreement of Guaranty, without first giving prior notice to the Guarantor (any such notice being expressly waived by the Guarantor; however, the Lender shall give the Guarantor notice within three (3) days after the Lender has set off any amounts), and the Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money or property immediately upon the occurrence of such Event of Default, even through the actual book entries may be made at some time subsequent thereof. Upon any default by the Guarantor with respect to any of its covenants and agreements under this Agreement of Guaranty, the Lender may (but shall not be so obligated), without waiving or releasing the Guarantor from any of its obligations hereunder, and without prejudice to any other right or remedy of the Lender hereunder, whether or not expressly set forth herein, perform such covenant or agreement in respect of which there shall be a default hereunder and in that regard pay such money as may be required or as the Lender may reasonably deem expedient. Any such monies paid by the Lender as aforesaid, together with interest thereon at the rate then applicable (or which would then have been applicable) under the Note and/or the Loan Agreement shall be obligations of the Borrower under the Note and/or the Loan Agreement which shall be due and payable by the Guarantor to the Lender for the account of the Borrower on demand.

            l0. The Guarantor hereby waives any right or claim of right to cause a marshaling of the Borrower's assets or to cause the Lender to proceed against any of the security or collateral held by the Lender before proceeding against the Guarantor, and the Guarantor hereby waives any and all legal requirement that the Lender shall institute any action at law or in equity against the Borrower, or anyone else, with respect to the Note, the Loan Agreement or with respect to any other Loan Documents or with respect to any security held by the Lender, as a condition precedent to bringing any action against the Guarantor upon this Agreement of Guaranty.

            11. The Guarantor hereby irrevocably and unconditionally waives and relinquishes any and all statutory, contractual, common law, equitable or other claims and rights (i) to seek reimbursement, contribution, indemnification, set-off or other recourse from or against the Borrower in connection with any payments made by the Guarantor under this Agreement of Guaranty and (ii) to be subrogated to the Lender's rights under the Loan Documents upon the Guarantor's performance under this Agreement of Guaranty.

            12. Until termination, this Agreement of Guaranty is made and shall continue as to any Liability of the Borrower to the Lender without regard to the existence of other collateral or security or guaranties, if any, or to the validity or effectiveness of any or all thereof; and any or all such collateral and security and guaranties may, from time to time, without notice to or consent of the Guarantor, be sold, released, surrendered, exchanged, settled, compromised, waived, subordinated or modified, with or without consideration, on such terms and conditions as may be acceptable to Lender without in any manner affecting or impairing the liability of the Guarantor. The Guarantor's obligations under this Agreement of Guaranty shall extend to any and all monies advanced by the Lender pursuant to the Note and/or the Loan Agreement.

            13. The Guarantor covenants and agrees that the covenants set forth in Articles VI and VII of the Loan Agreement are true, correct and complete and the Guarantor hereby expressly confirms and affirms each covenant in Article VI, Sections 6.01 through 6.12 and Article VII, Sections 7.01 through 7.13 of the Loan Agreement as if restated in full herein.

            14. The Guarantor covenants and agrees that it shall indemnify, protect, defend and hold harmless the Lender as well as the Lender's directors, officers, employees, agents, attorneys and shareholders (hereinafter referred to collectively as the "Indemnified Parties" and individually as an "Indemnified Party") from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims, or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected or in any manner relating to the conduct of the business of the Borrower and/or the Guarantor or the use or intended use of the proceeds of the Loans provided, however, the Guarantor shall not be obligated to indemnify, protect, defend and save harmless an Indemnified Party, if the loss, damage, expense or liability was caused by or resulted from said Indemnified Party's own gross negligence or willful misconduct. In case any action shall be brought against an Indemnified Party based upon any of the above and in respect to which indemnity may be sought against the Guarantor, said Indemnified Party against whom such action was brought, shall promptly notify the Guarantor in writing, and the Guarantor shall assume the defense thereof, including the employment of counsel selected by the Guarantor and reasonably satisfactory to said Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to any settlement. Upon reasonable determination made by said Indemnified Party against whom such action was brought, said Indemnified Party, shall have the right to employ separate counsel in any such action and to participate in the defense thereof; provided, however, that said Indemnified Party shall pay the costs and expenses incurred in connection with the employment of separate counsel. The Guarantor shall not be liable for any settlement of any such action effected without their consent, but if settled with the Guarantor's consent, or if there is a final judgment for the claimant in any such action, the Guarantor agrees to indemnify and save harmless said Indemnified Party against whom such action was brought, from and against any loss or liability by reason of such settlement or judgment. The provisions of this Paragraph 14 shall survive the termination of the Loan and the repayment of the indebtedness evidenced by the Note.

            15. If claim is ever made upon the Lender for repayment or recovery of any amount or amounts received by the Lender in payment for, or on account of, any of the Liabilities of the Borrower, and the Lender repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property or (ii) any settlement or compromise of any such claim affected by the Lender with any such claimant (including the Borrower), then, and in such event, the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding the cancellation of any note or any other instrument evidencing any Liability of the Borrower, and the Guarantor shall be and remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender.

            16. Settlement of any claim by the Lender against the Borrower, whether in any proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Agreement of Guaranty except to the extent of the amount paid by the Borrower in connection with the settlement.

            17. No delay on the part of the Lender in exercising any of its rights, powers or privileges or partial or single exercise thereof under the Note, this Agreement of Guaranty or any other document made to or with the Lender by the Borrower shall operate as a waiver of any such privileges, powers or rights. No waiver of any of its rights hereunder, and no modification or amendment of this Agreement of Guaranty, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, by a duly authorized officer, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Lender or the obligations of the Guarantor to the Lender in any other respect at any other time.

            18. All rights, powers and remedies afforded to the Lender by reason of this Agreement of Guaranty are separate and cumulative remedies and no one of such remedies whether or not exercised by the Lender shall be deemed to exclude any of the other remedies available to the Lender nor prejudice availability of any other legal or equitable remedy which the Lender may have with respect to the Loan.

            19. This Agreement of Guaranty shall be governed by and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania and no defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the Commonwealth of Pennsylvania. The Lender may bring any action or proceeding to enforce or arising out of this Agreement of Guaranty in any state or federal court of competent jurisdiction in the Commonwealth of Pennsylvania. If the Lender commences such an action in a court located in the Commonwealth of Pennsylvania, or any United States District Court in Pennsylvania, the Guarantor hereby agrees that it will submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated or transferred on the ground of forum non conveniens, and in furtherance of such agreement the Guarantor hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over it in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Pennsylvania and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Guarantor by registered mail to or by personal service at the last known address of the Guarantor; provided, however, that nothing contained herein shall prohibit the Guarantor from seeking, by appropriate motion, to remove an action brought in Pennsylvania state court to the United States District Court for the Eastern District of Pennsylvania. If such action is so removed, however, the Guarantor shall not seek to transfer such action to any other district, nor shall the Guarantor seek to transfer to any other district any action which the Lender originally commences in such federal court. Any action or proceeding brought by the Guarantor arising out of this Agreement of Guaranty shall be brought solely in a court of competent jurisdiction located in the Commonwealth of Pennsylvania, or in a United States District Court for the Eastern District of Pennsylvania. The Guarantor hereby waives any right to seek removal of any action or proceeding other than as permitted according to this Paragraph 19.

            20. This Agreement of Guaranty shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

            21. This Agreement of Guaranty shall terminate upon the termination of the Note in accordance with its terms. The Borrower or the Guarantor may terminate this Agreement of Guaranty and the Note and all other obligations of the Borrower or the Guarantor to the Lender under the Note or this Agreement of Guaranty, by paying to the Lender all sums due and owing to the Lender hereunder and under the Note or this Agreement of Guaranty.

            22. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given when delivered in person or by overnight courier service, upon receipt of a confirmed telecopy transmission during normal business hours or four (4) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to the Lender shall not be effective until received by the Lender. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to the other party.

            If to the Guarantor:            _______________________

                                            _______________________

                                            _______________________

                                            Attn: _________________

                                                  _________________


            With a copy to:                 Hannoch Weisman
                                            A Professional Corporation
                                            4 Becker Farm Road
                                            Roseland, New Jersey 07068
                                            Attn:  Nina Laserson Dunn, Esq.

            If to the Lender:               Mellon Bank, N.A.
                                            Raritan Plaza One
                                            Raritan Center
                                            Edison, New Jersey 08837
                                            Attn:  Mr. Peter Dontas

                                                      Vice President

            With a copy to:                 Reed Smith Shaw & McClay
                                            Princeton Forrestal Village
                                            136 Main Street, Suite 250
                                            P.O. Box 7839
                                            Princeton, New Jersey 08543-7839
                                            Attn:  Daniel F. Peck, Jr., Esq.

All notices, payments, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the fourth (4th) Business Day following the date of mailing, whichever occurs first, except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to the Guarantor and/or the Lender.

            23. In case of any proceedings to collect any liabilities of the Guarantor owed to the Lender hereunder, the Guarantor shall pay all costs and expenses of every kind for collection, sale or delivery of any collateral or assets or properties of the Guarantor, including reasonable attorneys' fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Lender may apply any residue to the liabilities of the Guarantor who shall continue liable for any deficiency, with interest at the rate provided for in the Note and/or the Loan Agreement.

            24. In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

            25. The Guarantor hereby acknowledges and agrees that they shall have the sole responsibility for obtaining from the Borrower such information concerning the Borrower's financial condition and business operations as the Guarantor may require, and that the Lender has no duty at any time to disclose to the Guarantor any information relating to the business operations or financial condition of the Borrower.

            26. This Agreement of Guaranty may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            27. The Guarantor hereby acknowledges and agrees that in accordance with and as provided for in Article VI, Section 6.12 of the Loan Agreement additional guarantors will agree to guaranty, on a joint and several basis, with the Guarantor, all of the Liabilities of the Borrower. The Guarantor hereby confirms and reaffirms that the addition hereinafter from time to time of any new guarantor(s) shall not affect the enforceability and validity of this Agreement of Guaranty against the Guarantor. This Agreement of Guaranty shall remain in full force and effect and binding against the Guarantor as a continuing guaranty of the liabilities of the Borrower subject to the termination provisions herein, without any additional act(s) or documentation by the Guarantor at the time of the addition of said new guarantor(s).


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



            IN WITNESS WHEREOF, the Guarantor has caused this Agreement of Guaranty to be duly executed and delivered by its appropriate authorized [GENERAL PARTNER(S)] [CORPORATE OFFICERS], [AND, IF APPLICABLE, ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, PURSUANT TO THE RESOLUTION OF ITS BOARD OF DIRECTORS,] officers, and, if applicable, its corporate seal to be hereunto affixed and attested, pursuant to the resolution of its Board of Directors, all as of the day and year first above written.

WITNESS/ATTEST:                     ____________________________,

                                    a ___________________, as the Guarantor


___________________                 By: _________________________
Name:                               Name:
Title:                              Title:


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


                                  EXHIBIT "F-1"

        ATTACHED TO AND MADE A PART OF THAT CERTAIN FIRST AMENDMENT
            AND MODIFICATION AGREEMENT EXECUTED BY AND BETWEEN,
          AMONGST OTHERS, DIAGNOSTIC/RETRIEVAL SYSTEMS, INC., AS
            THE BORROWER, AND MELLON BANK, N.A., AS THE LENDER
                  DATED AS OF OCTOBER ___DECEMBER 6, 1996

                         FORM OF COMPLIANCE CERTIFICATE

                          ----------------------


         This Officer's Certificate of Diagnostic/Retrieval Systems, Inc. (hereinafter referred to as the "Certificate") is delivered to you pursuant to
Section 5.02(iv) of the Revolving Line of Credit Loan Agreement dated May 31, 1996 (as may be amended from time to time, hereinafter referred to as the "Loan Agreement") by and between Diagnostic/Retrieval Systems, Inc. (hereinafter referred to as the "Borrower"), and Mellon Bank, N.A., (hereinafter referred to as the "Lender"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as therein defined. The Borrower hereby delivers to the Lender, together with the financial statements being delivered pursuant to
Section 5.02(i) and (iii) of the Loan Agreement, this Certificate for the accounting period from ____________, 19__ to ____________, 19__*. For purposes hereof, section and subsection references herein relate to sections and subsections, respectively, of the Loan Agreement, and amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Loan Agreement.


I.  NEGATIVE COVENANTS

A.   CONSOLIDATED DEBT (Section 7.01(vi))

B.   LIENS (Section 7.02(ii)(e))

           Amount of Purchase Money Liens  $_______________________
           Permitted Amount                $1,000,000.00 at anytime outstanding


----------
* Insert dates representing the fiscal period covered by this Certificate.


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


C. LOANS, ADVANCES AND INVESTMENTS (Section 7.03)

      1.    Subsection 7.03(iv)

                  Aggregate demand advances to officers and employees outstanding at any time during the period covered by this Certificate:

                        Outstanding               $[                   ]
                        Aggregated maximum        $250,000.00 at any
                        permitted to                    time outstanding
                        officers/employees

D. RESTRICTED JUNIOR PAYMENTS (Section 7.04)

                        Actual Amount             $____________________
                        Permitted Amount          [$___________________]

II.  FINANCIAL COVENANTS

A. MINIMUM CONSOLIDATED QUICK RATIO (Section 8.01)

  Consolidated Quick Ratio, as determined at the end of the period covered by this Certificate:

                        Actual Consolidated Quick Ratio    _____ to 1.0
                        Minimum Required Current Ratio     1.0  to 1.0

B. MAXIMUM CONSOLIDATED LEVERAGE RATIO (Section 8.02)

Consolidated Leverage Ratio, as determined at the end of the period covered by this Certificate:

       Actual Consolidated Senior Liabilities (exclusive of
         contingent liabilities)                             $___________
       Actual Consolidated Tangible Net Worth                $___________
       Actual Consolidated Subordinated Debt                 $___________

       Actual Consolidated Leverage Ratio                    _____ to 1.0
       Maximum Permitted Consolidated Leverage Ratio         1.0 to 1.0

C.  MINIMUM CONSOLIDATED INTEREST COVERAGE RATIO (Section 8.03)

            Consolidated Interest Coverage Ratio, as determined at the end of the period covered by this Certificate:

       Actual Consolidated Net Income                       $___________
       Actual Interest Expense                              $___________
       Actual Prepaid Subordinated Debt                     $___________
       Actual Consolidated Interest Coverage Ratio          _____ to 1.0
       Minimum Required Consolidated Interest
       Ratio                                                1.75 to 1.0

D.  MAXIMUM CONSOLIDATED CASH FLOW LEVERAGE RATIO     (Section 8.03)

            Consolidated Cash Flow Leverage Ratio, as determined at the end of the period covered by this Certificate:

       Actual Consolidated Senior Bank Debt                 $___________
       Actual Consolidated Subordinated Debt                $___________
       Actual EBITDA                                        $___________
       Actual Consolidated Cash Flow Leverage Ratio         _____ to 1.0

       Maximum Required Consolidated
         Cash Flow Leverage Ratio                           3.5 to 1.0

                  I hereby certify, in my capacity as an Authorized Officer of the Borrower, that the information set forth above is accurate as of , 19 , to the best of my knowledge after diligent inquiry.

Dated: ______________, 19

                                    DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                                    a Delaware corporation

                                    By:_______________________________________
                                         Name:
                                         Title:


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